                                   PHYTOTECH

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

   NUMBER                                                   SHARES

P

                                                      CUSIP 718954 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



   THIS CERTIFIES THAT



   IS THE RECORD HOLDER OF


        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

PHYTOTECH, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

      Ilya Raskin           [SEAL]                   Burt D. Ensley

       Secretary                           President and Chief Executive Officer



Countersigned and Registered
   REGISTRAR AND TRANSFER COMPANY
                     Transfer Agent and Registrar

by

                     Authorized Signature


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                                PHYTOTECH, INC.

     The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT-_____ Custodian_____
TEN ENT - as tenants by the entireties               (Cust)            (Minor)
JT TEN  - as joint tenants with right of           Under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                Act_______________
                                                          (State)


     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED___________________________



[Illegible] MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW          ----------------------------------------------
                                 ----------------------------------------------
                                 ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATEVER.

                                 THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                 SECURITIES BROKER/DEALER, COMMERCIAL BANK,
                                 TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.